Equitable Financial Life Insurance Company

Supplement dated February 5, 2021 to the COIL Institutional SeriesSM Prospectus

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to the Prospectus. As applicable to your policy, please note the following changes described below.

Integrated Term Rider

Effective February 22, 2021, the Integrated Term Rider will be available in all jurisdictions.

Distributed by affiliate Equitable Advisors, LLC and/or for certain contracts co-distributed by affiliate

Equitable Distributors, LLC

Copyright 2021 Equitable Financial Life Insurance Company.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

EVM-31-21 (1.21)
Catalog No. 162678 (1.21)

#65148